Advanced Series Trust

Supplement dated July 30, 2010 to
Statement of Additional Information dated May 1, 2010

The section of Part I of the Statement of Additional Information (SAI) entitled “Fee Waivers/Subsidies” is hereby deleted, and the following new discussion is substituted:

Fee Waivers/Subsidies

PI may from time to time waive all or a portion of its management fee and/or subsidize all or a portion of the operating expenses of the Portfolio. Fee waivers and subsidies will increase a Portfolio’s return. PI has agreed to waive a portion of its management fee and/or limit total expenses (expressed as an annual percentage of average daily net assets) for certain Portfolios of the Fund, as set forth in the table below. The expense limitations may be discontinued or otherwise modified at any time.

Portfolio Fee Waiver and/or Expense Limitations:

AST Academic Strategies Asset Allocation: voluntary limit Portfolio expenses up to 0.64%(excluding acquired fund expenses)
AST AllianceBernstein Core Value: voluntarily limit Portfolio expenses to 0.88%
AST AllianceBernstein Growth & Income: voluntarily limit Portfolio expenses to 0.87%
AST American Century Income & Growth: voluntarily limit Portfolio expenses to 0.90%
AST Federated Aggressive Growth: voluntarily limit Portfolio expenses to 1.11%
AST First Trust Balanced Target: voluntarily limit Portfolio expenses to 0.93%
AST First Trust Capital Appreciation Target: voluntarily limit Portfolio expenses to 0.91%
AST International Growth: voluntarily limit Portfolio expenses to 1.06%
AST Large Cap Value: voluntarily limit Portfolio expenses to 0.85%
AST Marsico Capital Growth: voluntarily limit Portfolio expenses to 0.93%
AST Money Market Portfolio: limit Portfolio expenses to 0.56%*
AST Neuberger Berman Mid-Cap Growth: voluntarily limit Portfolio expenses to 1.25%
AST Neuberger Berman Small-Cap Growth: voluntarily limit Portfolio expenses to 1.08%
AST QMA US Equity Alpha Portfolio: voluntarily limit Portfolio expenses to 1.00%
AST Investment Grade Bond Portfolio: limit Portfolio expenses to 1.00%**
AST Bond Portfolio 2015: limit Portfolio expenses to 1.00%**
AST Bond Portfolio 2016: limit Portfolio expenses to 1.00%**
AST Bond Portfolio 2017: limit Portfolio expenses to 1.00%**
AST Bond Portfolio 2018: limit Portfolio expenses to 1.00%**
AST Bond Portfolio 2019: limit Portfolio expenses to 1.00%**
AST Bond Portfolio 2020: limit Portfolio expenses to 1.00%**
AST Bond Portfolio 2021: limit Portfolio expenses to 1.00%**

* With respect to the AST Money Market Portfolio, in addition to the voluntary expense limit set forth in the table, the Investment Managers have contractually agreed to waive 0.01% of their management fee with respect to the Portfolio through April 30, 2011.

** With respect to each of the AST Bond Portfolios, the Investment Managers have contractually agreed to waive a portion of their investment management fees and/or reimburse certain expenses for each Portfolio so that each Portfolio's investment management fees plus other expenses (exclusive in all cases of taxes, interest, brokerage commissions, distribution fees, acquired fund fees and expenses, and extraordinary expenses) do not exceed 1.00% of each Portfolio's average daily net assets through April 30, 2011.

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